Volkswagen Auto Lease Trust 2004-A						Exhibit 99.1
MONTHLY SERVICER CERTIFICATE
For the collection period ended September 2004						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				10/18/2004

2	Payment Date				10/20/2004

3	Collection Period			8/1/2004	9/25/2004	56

4	Monthly Interest Period- Actual			9/29/2004	10/19/2004	21

5	Monthly Interest- Scheduled					21

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	321,000,000.00	321,000,000.00	58,925,225.75	262,074,774.25	0.8164323
7	Class A-2 Notes	437,000,000.00	437,000,000.00	—	437,000,000.00	1.0000000
8	Class A-3 Notes	326,000,000.00	326,000,000.00	—	326,000,000.00	1.0000000
9	Class A-4A Notes	100,000,000.00	100,000,000.00	—	100,000,000.00	1.0000000
9b	Class A-4B Notes	316,000,000.00	316,000,000.00	—	316,000,000.00	1.0000000
10	Certificates	209,401,709.76	209,401,709.76	—	209,401,709.76	1.0000000

11	Equals: Total Securities	$1,709,401,709.76	$1,709,401,709.76	$58,925,225.75	$1,650,476,484.01

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.9992%	374,350.20	1.1662000	59,299,575.95	184.7338815
13	Class A-2 Notes	2.4700%	629,644.17	1.4408333	629,644.17	1.4408333
14	Class A-3 Notes	2.8400%	540,073.33	1.6566667	540,073.33	1.6566667
15	Class A-4A Notes	3.0900%	180,250.00	1.8025000	180,250.00	1.8025000
15b	Class A-4B Notes	1.9400%	357,606.67	1.1316667	357,606.67	1.1316667

	Equals: Total Securities		2,081,924.37		61,007,150.11

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					55,192,161.39
17	Sales Proceeds - Early Terminations					24,830,628.21
18	Sales Proceeds - Scheduled Terminations					—
19	Security Deposits for Terminated Accounts					48,700.00
20	Excess Wear and Tear Received					585.00
21	Excess Mileage Charges Received					—
22	Other Recoveries Received					—

23	Subtotal: Total Collections					80,072,074.60

24	Repurchase Payments					—
25	Postmaturity Term Extension					—
25e	Net Swap Receipt - Class A-4B					—
26	Investment Earnings on Collection Account					—

27	Total Available Funds, prior to Servicer Advances					80,072,074.60

28	Servicer Advance					—

29	Total Available Funds					80,072,074.60

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					—
31	Servicing Fee (Servicing and Administrative Fees paid pro rata):
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					2,849,002.85
34	Servicing Fee Shortfall
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
38e	Net Swap Payment - Class A-4B					208,665.33
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)					—
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment)					2,081,924.37
40	Subtotal: Remaining Available Funds				74,927,482.05
41	Principal Distribution Amount (Item 59)				58,925,225.75
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					58,925,225.75
43	Amount Paid to Reserve Account to Reach Specified Balance					16,002,256.30
43b	Subordinated Swap Termination Payments
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					—

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended September 2004	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		35,027,639.90
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		23,897,585.85
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		—
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount before Reserve Account Draw Amount		58,925,225.75

55	Remaining Available Funds (Item 40)		74,927,482.05
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		—
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		58,925,225.75

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		80,072,074.60
62	Less: Payment Date Advance Reimbursement (Item 71)		—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		2,849,002.85
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f and 39)		2,290,589.70

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		74,927,482.05
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		N/A

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 54 minus Item 66 and Item 67, else 0)		—

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance
71	Payment Date Advance Reimbursement
72	Additional Payment Advances for current period		—

73	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance		51,282,051.28
76	Initial Reserve Account Balance		17,094,017.09

77	Beginning Reserve Account Balance		17,094,017.09
78	Plus: Net Investment Income for the Collection Period		—

79	Subtotal: Reserve Fund Available for Distribution		17,094,017.09
80	Plus: Deposit of Excess Available Funds (Item 43)		16,002,256.30
81	Less: Reserve Account Draw Amount (Item 57)		—

82	Subtotal Reserve Account Balance		33,096,273.39
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		—

84	Equals: Ending Reserve Account Balance		33,096,273.39

85	Change in Reserve Account Balance from Immediately Preceding Payment Date		16,002,256.30

86	Current Period Net Residual Losses:	Units	Amounts
87	Aggregate Securitization Value for Scheduled Terminated Units	—	—
88	Less: Aggregate Sales Proceeds for Scheduled Terminated Units		—
89	Less: Excess Wear and Tear Received		—
90	Less: Excess Mileage Received		—

91	Current Period Net Residual Losses/(Gains)	—	—

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses	—	—
94	Current Period Net Residual Losses (Item 91)	—	—

95	Ending Cumulative Net Residual Losses	—	—

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.00%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended September 2004	PAGE 3

G.	POOL STATISTICS

			Initial	Current
97	Collateral Pool Balance Data
98	Initial Aggregate Securitization Value		1,709,401,710	1,650,476,484
99	Number of Current Contracts		85,972	84,709
100	Weighted Average Lease Rate		4.96%	4.94%
101	Average Remaining Term		28.67	26.96
102	Average Original Term		44.43	44.41
103	Monthly Prepayment Speed			90%

		Units	Book Amount	Securitization Value
104	Pool Balance - Beginning of Period	85,972	1,823,280,421	1,709,401,710
105	Depreciation/Payments		(47,408,086)	(35,027,640)
106	Gross Credit Losses	—	—	—
107	Early Terminations	(1,263)	(24,741,198)	(23,897,586)
108	Scheduled Terminations	—	—	—
109	Repurchase/Reallocation	—	—	—

110	Pool Balance - End of Period	84,709	1,751,131,138	1,650,476,484

		Units	Securitization Value	Percentage
111	Delinquencies Aging Profile - End of Period
112	Current	84,031	1,638,008,096	99.24%
113	31 - 90 Days Delinquent	678	12,468,388	0.76%
114	90+ Days Delinquent	—	—	0.00%

115	Total	84,709	1,650,476,484	100.00%

			Units	Amounts
116	Credit Losses:
117	Aggregate Securitization Value on charged-off units		—	—
118	Aggregate Liquidation Proceeds on charged-off units		—	—
119	Recoveries on charged-off units		—	—

120	Current Period Aggregate Net Credit Losses/(Gains)		—	—

121	Cumulative Net Credit Losses:			—
122	Beginning Cumulative Net Credit Losses		—	—
123	Current Period Net Credit Losses (Item 120)		—	—

124	Ending Cumulative Net Residual Losses		—	—

125	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.00%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended September 2004	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

11/20/2004	20,395,771
12/20/2004	20,529,278
1/20/2005	20,657,788
2/20/2005	21,574,302
3/20/2005	24,861,617
4/20/2005	32,081,278
5/20/2005	29,069,786
6/20/2005	24,778,060
7/20/2005	26,777,527
8/20/2005	30,173,745
9/20/2005	45,129,208
10/20/2005	46,390,621
11/20/2005	43,079,233
12/20/2005	46,822,376
1/20/2006	43,464,746
2/20/2006	38,334,092
3/20/2006	38,492,403
4/20/2006	40,651,723
5/20/2006	38,764,683
6/20/2006	32,898,896
7/20/2006	34,087,041
8/20/2006	31,373,836
9/20/2006	49,689,155
10/20/2006	60,161,542
11/20/2006	59,148,611
12/20/2006	58,380,721
1/20/2007	60,662,475
2/20/2007	54,872,290
3/20/2007	50,991,133
4/20/2007	50,292,312
5/20/2007	47,210,736
6/20/2007	40,323,337
7/20/2007	37,794,396
8/20/2007	38,296,189
9/20/2007	37,925,857
10/20/2007	42,146,240
11/20/2007	48,936,500
12/20/2007	39,460,767
1/20/2008	30,493,068
2/20/2008	23,849,068
3/20/2008	8,061,522
4/20/2008	5,108,997
5/20/2008	9,055,812
6/20/2008	21,610,850
7/20/2008	16,699,544
8/20/2008	13,559,384
9/20/2008	9,970,547
10/20/2008	1,128,657
11/20/2008	1,059,602
12/20/2008	750,981
1/20/2009	913,241
2/20/2009	1,534,937

Total	1,650,476,484

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (1) each collection period is a calendar month rather than a fiscal month, (2) timely receipt of all monthly rental payments and sales proceeds, (3) no credit or residual losses and (4) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.